History and Organization	12 Months Ended
Dec. 31, 2018
Disclosure Of History And Organization [Abstract]
History and Organization
1.	HISTORY AND ORGANIZATION

Taiwan Liposome Company, Ltd. (the “Company”) was incorporated as a company limited by shares under the provisions of the Company Act of the Republic of China (R.O.C.) and was listed on the Taipei Exchange on December 21, 2012. In November 2018, the Company’s American Depositary Shares (“ADSs”) was listed on the Nasdaq Global Market. The Company and its subsidiaries (collectively referred herein as the “Group”) are mainly engaged in the development and commercialization of pharmaceutical products based on its proprietary lipid-assembled drug delivery platform technologies.

The Company’s financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. The Company has financed its operations to date primarily through the issuance of common shares. The Company has incurred net losses of NT$901.574 million (US$29,454 thousand) for the year ended December 31, 2018. As of December 31, 2018, the Company had an accumulated deficit of NT$910.042 million (US$29,730 thousand) after taking into account of capital surplus to cover accumulated deficit amounted to NT$874.086 million (US$28,556 thousand). The Company has reported a net loss in all fiscal periods since inception and expects to incur substantial and increased expenses to expand its development activities and advance its clinical programs. The Company expects to continue to generate operating losses in the foreseeable future.

As of December 31, 2018, the Company had cash and cash equivalents of NT$807.484 million (US$26,380 thousand) and a time deposit with maturity over three months of NT$307.150 million (US$10,034 thousand) (shown as “Current financial assets at amortized cost”). The above time deposits include the funding from a loan and security agreement of NT$368.580 million (US$12,000 thousand) that has a maturity date in June 2020. As disclosed in Note 6(10), the Group is required to maintain certain financial covenants quarterly and annually agreed by both parties, and the bank can inspect at any time when necessary.

As the Company is in the research and development phase, the Company may seek future funding based on the need of capital. The Company is able to exercise discretion and flexibility to deploy its capital resources in the progress of the research and development according to the schedule of fund raising. Based on the Company’s business plans, management believes that its cash and cash equivalents are sufficient to fund its operating expenses and capital expenditure requirements and meet its obligations for at least the next twelve months from the issuance date of these consolidated financial statements. However, the future viability of the Company beyond that date is dependent on its ability to raise additional capital to finance its operations. Until such time, if ever, that the Company can generate product revenue sufficient to achieve profitability, the Company expects to finance its cash needs primarily through equity offerings and debt borrowings. If the Company is unable to obtain sufficient funds on acceptable terms when needed, the Company could be required to delay, limit, reduce or terminate certain of its research and development programs, which could have adverse effects on the Company’s business prospects. The Company’s business plans, consider, among others, the cost management, the issuance of its common shares and renewal of its banking facilities with the financial institutions. Although management continues to pursue these plans, there can be no assurance that the Company will be successful in obtaining sufficient funding on terms acceptable to the Company to fund continuing operations.